UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 29, 2008

BEKEM METALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	000-50218	87-0669131
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification Number)

149 Kyz Zhibek Street, Office 11, Almaty, Kazakhstan
(Address of principal executive offices)

050020
(Zip code)

+7 (727) 227-94-05
(Registrant’s telephone number, including area code)

N/A
(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 5, 2009, Bekem Metals, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Current Report”) disclosing that on December 29, 2008 the Company’s wholly-owned subsidiary Kyzyl Kain Mamyt LLP (“KKM”) received notice from the Ministry of Energy and Mineral Resources of the Republic of Kazakhstan (“MEMR”) that it had agreed to extend the term of KKM’s subsoil use contract until the year 2020. The MEMR further agreed to suspend ore mining requirements until the end of 2012 to allow the Company to focus on the construction of an ore processing facility. The notice indicated that under the Work Program, KKM would be required to invest up to $135,000,000 to be applied to the development of ore processing technology and construction of an ore processing plant.

On December 22, 2009, the Company received ADDENDA No. 4 dated 14 December 2009 to the Contract dated 15 July 1997 for mining of nickel-cobalt ore at Novo-Shandashinsk and Kara-Obinsk deposits in Aktyubinsk oblast of the Republic of Kazakhstan, between Ministry of Energy and Mineral Resources of the Republic of Kazakhstan (Competent authority) and Limited Liability Partnership “Kyzyl Kain Mamyt” (Contractor) (“Addenda No.4”) memorializing the amendments to KKM’s subsoil use contract to incorporate the changes set forth in the notice received in December 2008, as disclosed in the Original Current Report.

The description of Addenda No. 4 in this Amended Current Report is only a summary of that document and is qualified in its entirety by reference to the terms of Addenda No. 4, a copy of the English translation of Addenda No. 4 is attached as an exhibit to this Current Report.

On December 24, 2009 the Company received a letter from the MEMR granting the Company’s request to decrease the coal volume production requirements of its Work Program from 200,000 tons per year to 5,000 tons per year for the period from 2009 to 2012. The Company anticipates an addendum to its license memorializing the changes to the Work Program requirements to be prepared some time in April 2010.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 10.1

ADDENDA No. 4 dated 14 December 2009 to the Contract dated 15 July 1997 for mining of nickel-cobalt ore at Novo-Shandashinsk and Kara-Obinsk deposits in Aktyubinsk oblast of the Republic of Kazakhstan, between Ministry of Energy and Mineral Resources of the Republic of Kazakhstan (Competent authority) and Limited Liability Partnership “Kyzyl Kain Mamyt” (Contractor)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K/A-1 to be signed on its behalf by the undersigned hereunto duly authorized.

BEKEM METALS, INC.

Date: December 28, 2009	/s/ Yermek Kudabayev

                                                                                               Yermek Kudabayev, Chief Executive Officer